Exhibit 99.1

News Release July 16, 2015 NASDAQ: THST

Truett-Hurst, Inc. Announces Credit Facility Renewal and

Increased Revolving Line of Credit Commitment to $10 million

Healdsburg, California (July 16, 2015) – Truett-Hurst, Inc. (NASDAQ: THST) today announced that it has renewed its credit facilities with its incumbent lender Bank of the West. Recognizing Truett-Hurst’s strong growth and market leading innovation the lender has agreed to increase its revolving commitment to $10 million (up from $9 million) and extend an additional $500 thousand in equipment financing for fiscal 2016.

Paul Forgue, Truett-Hurst’s Chief Financial Officer stated, “We are pleased to continue our relationship with Bank of the West. The increased revolving commitment exhibits confidence in our business model and allows us to continue delighting our customers with innovation and world-class wines offered at a growing list of top tier wine retailers and direct-to-consumers from our two Sonoma County wineries.”

About Truett-Hurst, Inc.

Truett-Hurst, Inc. (NASDAQ: THST, www.truetthurstinc.com) is a holding company and its sole asset is the controlling equity interest in H.D.D. LLC., an innovative and fast-growing super-premium, ultra-premium and luxury wine sales, marketing and production company based in the acclaimed Dry Creek and Russian River Valleys of Sonoma County, California. Truett-Hurst, Inc. is headquartered in Healdsburg, California.

Truett-Hurst, Inc. • 125 Foss Creek Circle • Healdsburg, CA 95448 • tel: 707.431.4436 • fax: 707.395.0289 • email: ir@truetthurstinc.com

Truett-Hurst, Inc. Announces Credit Facility Renewal and

Increased Revolving Line of Credit Commitment to $10 million

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended that are made as of the date of this press release based upon our current expectations. All statements, other than statements of historical fact, regarding our strategy, future operations, financial position, estimated revenue, projected costs, prospects, plans, opportunities, and objectives constitute “forward-looking statements.” The words “may,” “will,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “potential” or “continue” and similar types of expressions identify such statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements include expectations regarding revenue, income, expenses, for the fiscal year ending June 30, 2015 and any future periods. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Important factors that could cause such differences include, but are not limited to, a reduction in the supply of grapes and bulk wine available to us; significant competition; any change in our relationships with retailers which could harm our business; we may not achieve or maintain profitability in the future; the loss of key employees; a reduction in our access to, or an increase in the cost of, the third-party services we use to produce our wine; credit facility restrictions on our current and future operations; failure to protect, or infringement of, trademarks and proprietary rights; these factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report. For additional information, see our Annual Report on Form 10-K filed on September 29, 2014, or our other reports currently on file with the Securities and Exchange Commission, which contain a more detailed discussion of risks and uncertainties that may affect future results. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

For more information, contact:
Truett-Hurst, Inc.
Paul Forgue
Chief Financial Officer & Chief Operations Officer
Phone: (707) 431-4423
Fax: (707) 395-0289
Email: paul@truetthurstinc.com